....... . ,..,.,. • ... -. . • .•_ Investor Presentation March 2018

Safe Harbor Statement This presentation contains forward-looking statements about our current and presently expected performance trends, growth plans, business goals and other matters. These statements are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as codified in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Acts”). These forward-looking statements include without limitation, statements with respect to our ability to: provide a differentiated experience to guests; recapture positive comparable sales; outperform the casual dining industry; deliver consistent financial performance; profitably expand our Company-owned restaurants domestically and in Canada, and work with our licensees to expand our concept internationally; maintain our broad consumer appeal and remain relevant to guests; attract and retain qualified management and other staff; leverage technology to drive sales and manage costs; maintain our unit economics; manage costs to support profitability; achieve our financial objectives including our long-term objective of 13% - 14% total return to shareholders, on average; produce sufficient finished bakery product to supply our restaurants and our licensees; expand consumer packaged goods licensing revenue; support the growth of the Fox Restaurant concepts; develop a fast casual concept; utilize capital effectively; continue to repurchase our shares and pay and grow the dividend; and all other statements that are not historical facts, as well as statements that are preceded by, followed by or that include words or phrases such as “believe,” “plan,” “will likely result,” “expect,” “intend,” “will continue,” “is anticipated,” “estimate,” “project,” “may,” “could,” “would,” “should” and similar expressions. These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in such statements. Forward-looking statements are not guarantees of future performance, and undue reliance should not be placed on such statements. These statements are based on our current expectations and involve known and unknown risks and uncertainties that may cause our actual results or performance to differ materially from those expressed or implied by such statements. Although we believe that the assumptions underlying forward-looking statements are currently reasonable, any of the assumptions could be incorrect or incomplete, and there can be no assurance that forward-looking statements will prove to be accurate. Forward-looking statements speak only as of today’s date, and we undertake no obligation to publicly update or revise any forward-looking statements to take into account or otherwise reflect subsequent events, corrections in underlying assumptions, or changes in circumstances arising after the date that the forward-looking statement was made, unless required to do so by law. Please see the full discussion of risks and uncertainties contained in our filings with the Securities and Exchange Commission, including our latest Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.sec.gov. The Private Securities Litigation Reform Act of 1995 provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this presentation are made pursuant to the Act. 2

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience a unique guest • • Diversified growth drivers Sustained track record of consistent financial performance • Robust cash flow to support growth and maximize shareholder value 3

Company Overview and Key Competitive Advantages 4

Our Global Footprint High quality, high profile locations worldwide Bahrai n (3) UAE Saudi Mexico 5 Company-Owned 199 13 2 International - Licensed Middle East14 Mexico3 China, Including Hong Kong3 5 Guadalajara City (2) Beijing Shanghai Hong Kong Lebanon (1) Kuwait (3) Qatar (1) Arabia(5) (1) Toronto Company-Owned: 214

International Licensed Presence Guadalajara Shanghai Abu Dhabi 6 Dubai Festival City

The Cheesecake Factory - A Highly Differentiated Concept Bakery 7 Integrated Ambiance, Service and Hospitality Best-in-Class Operational Execution Leader in Menu Innovation

Industry Leader in Menu Innovation Breadth of Menu Is a Key Competitive Advantage Quality • 250 menu items made fresh from scratch in-house Relevance • No veto vote – something for everyone across price points Menu updated twice a year • Performance • • Drives sales Continued market share gains Profit • Increases sales at full margin 8

Dining With Us Is an Experience Ambiance, Service and Hospitality Drive Sales 9

Leveraging Technology to Drive Sales 10 Online Ordering New Guest Satisfaction Platform Delivery

Integrated Bakery – The “Cheesecake” Magic • Produces over 70 cheesecakes and other baked desserts Industry-Leading Dessert Sales 16% • Enables creativity and quality control 11

Broad Consumer Appeal A division of Vice Media LLC With $32 a Moderate Average Check Highest Unit Volumes ($ in millions) $10.6 $25 $22 $22 $21 $21 $5.0 $15 $4.7 Maggianos Yard House BJ'sTexas OliveOutback LongHorn Bonefish Carrabbas Yard House Maggianos Bonefish Outback Carrabbas LongHorn Olive TexasBJ's Roadhouse Garden Garden Roadhouse Source: Latest SEC filings and company presentations 12 $28 $18$17 $8.3$8.1 $5.6 $3.4$3.3$3.0$2.9 2017 #1 Food Quality

Strong Consumer Across Channels Engagement It takes more than 30 minutes to prepare a small batch of our Sake Butter Sauce, and that’s just one of dozens of sauces that we prepare fresh in-house every day. 5M+ fans 375K followers Millions of Viewers 620K followers 13

Capitalizing on the Power of the Brand HomeTM The Cheesecake Factory At 14

Best-in-Class Operational Execution

The Cheesecake Factory

Dual Management Structure Above 4-Walls


Area Director of Operations
GM
GM
GM
GM
GM
GM
Area Kitchen Operations Manager
EKM
EKM
EKM
EKM
EKM
EKM

Average Tenure by Position

Position	Average Tenure
Senior VP of Operations	29 years
Regional Vice President	20 years
Area Director of Operations	19 years
Area Kitchen Operations Manager	17 years
General Manager	12 years
Executive Kitchen Manager	12 years

Industry-Leading Retention

FORTUNE 100 BEST COMPANIES TO WORK FOR 2018

For Millennials

GREAT PLACE TO WORK® 2017 Best Workplaces™

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GREAT PLACE TO WORK® 2017 Best Workplaces™

glassdoor® 2017 HIGHEST RATED CEOs Employees' Choice

FORTUNE and FORTUNE 100 Best Companies to Work For® are registered trademarks of Time Inc. and are used under license. From FORTUNE Magazine, March 1, 2018 ©2018 Time Inc. Used under license. FORTUNE and Time Inc. are not affiliated with, and do not endorse products or services of, The Cheesecake Factory Incorporated.

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Leveraging Technology to Manage Costs 16 Dashboards Automated Production Call Market-Based Labor Analytics Kitchen Management System

Diversified Growth Drivers 17

The Cheesecake Factory – Returns-Focused Growth Opportunity for 300 Domestic & 8 - 10 Canadian Locations Over Time • • Site-based strategy Focused on premier locations – high street, lifestyle centers and A malls Infill and new markets Target 7,500 – 10,000 sq. ft. • • 18 * Illustrative example of target returns for new restaurant openings. Average Unit Economics* Sales $10.6 ~18% $8+ 20% - 25% EBITDA % Cash Capex Investment Cash-on-Cash Return

The Cheesecake Factory – Expanding International Licensed Presence • Continued expansion within current geographies Potential for additional geographies with current licensees Opportunity to add licensees and territories • • 19 Shanghai $0 Capital Expenditure +1¢ Per Restaurant in EPS, on Average

…CAKE 2022

- Multi-concept with segment, price point/occasion, real estate and labor model diversification
- Leveraging brand power, operational excellence, scale, supply chain and real estate development expertise

Illustrative Unit Growth Roadmap

	The Cheesecake Factory	FRC	Incremental Growth Opportunities: FRC, Grand Lux Cafe, RockSugar, Internal fast casual
Target Size (sq. ft.)	7,500 – 10,000	5,000 - 6,000	3,000 – 7,000
Unit Economics	$1,000/sq. ft.	$1,000/sq. ft.	$1,000/sq. ft.
New Units/Year	6+	5 - 6	6 - 8
Top-Line Growth Contribution	**~3%**	**1% - 2%**	**1% - 2%**
	Near-Term	***2019***	***2021***

Long-Term Unit Growth Potential

~20 units per year

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CAKE 5-Year Plan 21 Top-Line Growth Drivers Comparable Sales Growth ~1% - 2% ~5% Unit Growth Total Top-Line Growth 6% - 7% 2022 Financial Targets Revenues ~$3 billion 6%+ $4.50 15%+ Net Income Margin EPS ROIC

Creating Value for Shareholders Long-Term Objective: 13% - 14% Total Return to Shareholders, on Average (EPS + Dividend) Company-Owned Restaurants ~6% - 7% Comparable Sales Growth Unit Growth International Licensed Share Repurchases Dividend 22 Total Return to Shareholders ~1% - 2% ~5% ~2% ~3% ~2%

Track Record of Consistent Financial Performance 23

Continuing to Outperform the Industry Comparable Sales - Historical 2-year Stack 2011 2012 2013 2014 2015 2016 2017 4.2% 4.1% 4.0% 3.8% 3.3% 2.6% 2.0% 1.0% 0.8% 0.4% (0.4)% (0.9)% (1.6)% (2.2)% Knapp-Track Index 24

Leveraged Sales and Managed Costs Profitability to Support Adjusted Earnings Per Share* $2.83 $1.97 2010 2011 2012 2013 2014 2015 2016 2017 25 *Please see Appendix for GAAP to non-GAAP reconciliations. $2.37 $2.60 $2.10 $1.88 $1.64 $1.42

Our Restaurants Generate Significant Cash Flow Free Cash Flow and Strong Balance Sheet Provide Significant Financial ($ millions) Flexibility $158 $128 $120 $112 $107 2010 2011 2012 2013 2014 2015 2016 2017 26 Free cash flow defined as cash flow from operations less capital expenditures/investments. Please see Appendix for GAAP to non-GAAP reconciliations and for an explanation regarding an accounting reclassification for prior years. $135 $100 $94

Effective Capital Allocation Supports Our Financial Objectives $1+ Billion in Share Repurchases Reducing WASO 3% Per Year Committed to Continuing ($ millions) to Grow Dividend 60,446 48,152 $13 2010 2011 2012 2013 2014 2015 Dividend 2016 2017 Capex / Investment Share Repurchases WASO 27 $42 $27 $50 $36 $146 $184 $30 $123 $109 $141 $172 $101 $158 $154 $139 $114 $106 $52 $86 $77 $42

Disciplined, Returns-Focused Growth Has Paid Off Return on Invested Capital (ROIC) 17% 14% 13% 2010 2011 2012 2013 2014 2015 2016 2017 ROIC = NOPAT / Average invested capital NOPAT = Income from operations excluding non-recurring expenses (-) income tax provision Invested Capital = Property and equipment + long-term assets + net working capital (-) cash and cash equivalents 28 15%15% 15% 14% 13%

2018 Outlook Company-Owned Restaurant Openings As many as 4 - 6 International Licensed Restaurant Openings As many as 4 - 5 Comparable Sales Flat – 1% Adjusted EPS $2.64 - $2.80 Free Cash Flow ~$150 million 2018 guidance provided February 21, 2018. 29 2018E

A Compelling Investment Opportunity • Highly differentiated concepts delivering experience a unique guest • • Diversified growth drivers Sustained track record of consistent financial performance • Robust cash flow to support growth and maximize shareholder value 30

Appendix 31

Non-GAAP Reconciliation In addition to the results provided in accordance with the Generally Accepted Accounting Principles (“GAAP”) in this presentation, the Company is providing non-GAAP measurements which present diluted net income per share excluding the impact of certain items and free cash flow. The non-GAAP measurements are intended to supplement the presentation of the company’s financial results in accordance with GAAP. The company believes facilitate that the presentation of these items provides additional information to the comparison of past and present financial results. 32

Non-GAAP Reconciliation

The Cheesecake Factory Incorporated
Reconciliation of Non-GAAP Financial Measures
($ in thousands, except per share data)

	Fiscal Year							
	2010	2011	2012	2013	2014	2015	2016	2017
Net Income (GAAP)	$ 81,713	$ 95,720	$ 98,423	$ 114,356	$ 101,276	$ 116,523	$ 139,494	$ 157,392
After-tax impact from:								
- Impairment of assets and lease terminations (1)	-	928	5,722	(337)	418	3,607	68	6,206
- Partial IRS settlement (2)	-	(1,506)	-	-	-	-	-	-
- Unwinding of interest rate collars (3)	4,425	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract (4)	-	-	(419)	-	-	-	-	-
- Deferred tax revaluation (5)	-	-	-	-	-	-	-	(38,525)
Adjusted net income (non-GAAP)	$ 86,138	$ 95,142	$ 103,726	$ 114,019	$ 101,694	$ 120,130	$ 139,562	$ 125,073
Diluted net income per share (GAAP)	$ 1.35	$ 1.64	$ 1.78	$ 2.10	$ 1.96	$ 2.30	$ 2.83	$ 3.27
After-tax impact from:								
- Impairment of assets and lease terminations	-	0.02	0.11	(0.01)	0.01	0.07	0.00	0.13
- Partial IRS settlement	-	(0.03)	-	-	-	-	-	-
- Unwinding of interest rate collars	0.07	-	-	-	-	-	-	-
- Proceeds from variable life insurance contract	-	-	(0.01)	-	-	-	-	-
- Deferred tax revaluation	-	-	-	-	-	-	-	(0.80)
Adjusted diluted net income per share (non-GAAP) (6)	$ 1.42	$ 1.64	$ 1.88	$ 2.10	$ 1.97	$ 2.37	$ 2.83	$ 2.60

(1) The pre-tax amounts associated with these items in fiscal 2011, 2012, 2013, 2014, 2015, 2016 and 2017 were $1,547, $9,536, $(561), $696, $6,011, $114 and $10,343, respectively, and were recorded in impairment of assets and lease terminations.
(2) The pre-tax amounts associated with this item were $719 and $1,075 and were recorded in interest and other (expense)/income, net and income tax provision, respectively.
(3) The pre-tax amount associated with this item was $7,376 and was recorded in interest expense.
(4) This item is non-taxable and is recorded in interest and other (expense)/income, net.
(5) Fiscal 2017 includes a $38.5 million benefit to the income tax provision related to tax reform enacted in December 2017.
(6) Adjusted diluted net income per share may not add due to rounding.

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Non-GAAP Reconciliation The Cheesecake Factory Incorporated Reconciliation of Non-GAAP Financial Measures ($ in millions) Fiscal Year 2010 2011 2012 2013 2014 2015 2016 2017 Cash Flow from Operations (1) Capital Expenditures / Investments Free Cash Flow $ 170 42 $ 197 77 $ 198 86 $ 213 106 $ 249 114 $ 248 154 $ 316 158 $ 239 139 $ 128 $ 120 $ 112 $ 107 $ 135 $ 94 $ 158 $ 100 (1) The excess tax benefit related to stock options exercised is no longer reclassified from cash flows from operating activities to cash flows from financing activities in the consolidated statements of cash flows. The consolidated statements of cash flows for fiscal 2016, 2015, 2014, 2013, 2012, 2011 and 2010 have been adjusted to conform to the current year presentation. 34